UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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GBLC Email: Perspective on Letter to Shareholders Aug 1, 2017

GBLC Colleagues,

Today P&G issued a letter to shareholders, our definitive proxy statement, and a news release regarding the campaign underway by Trian to gain a seat on P&G’s Board of Directors. Leading up to our Shareholder Meeting on October 10, our shareholders – including each of you and the employees in your organizations who hold P&G shares – will receive multiple communications from both P&G and Trian. I will explain more about this in an email to employees today and the CEO Webcast this Thursday, and we will ask all employees (and all shareholders) to vote the BLUE P&G Proxy Card.

Adding Nelson Peltz of Trian on our Board has the potential to derail the transformation we’re leading at P&G. They’re making recommendations based on outdated information, and have not offered any new actionable ideas to drive value for P&G shareholders beyond the continued successful execution of the Company’s ongoing strategies and plan.

We know that some shareholders, including some employees, will ask “why not” add Mr. Peltz to the Board. Mr. Peltz has a history of operating with a U.S.-centric approach, focusing companies on their U.S. operations with a short-term perspective. We believe he’d bring a narrow and outdated lens to our global business. P&G has a diverse and experienced Board that is actively overseeing our transformation and will continue to be agents of change to improve P&G’s global performance. Our Board members were chosen based on rigorous criteria, with each member bringing a specific set of skills that is aligned with P&G’s strategic priorities and ideal for overseeing a consumer products company with our global scale, reach and complexity. Our Board members have a balanced, long-term view and they operate within the Purpose, Values and Principles that have guided our company for 180 years. We don’t believe “why not” is a compelling rationale to add someone to our Board who may not meet these criteria.

With a challenging but successful 16/17 behind us, now is the time to focus on accelerating results, and prevent anything from derailing the work that is delivering improvement. We met or exceeded our fiscal 2017 commitments. P&G results are improving. The plan is working. We need to continue to focus the entire organization on better meeting the needs of consumers, and delivering value to shareholders.

Thank you – for a strong finish to 16/17, continued improvement in 17/18, and your support and engagement with your organizations during this critical time. Please watch the webcast live this Thursday and ensure your organizations do the same. And please reach out to me or Jon with any questions.

David

Forward-Looking Statements

Certain statements on this website, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to affect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including commodity prices, raw materials, labor costs, energy costs and pension and health care costs; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, contractors and external business partners; (11) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks) and maintain the security and functionality of such systems and networks and the data contained therein; (12) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, privacy, tax, accounting standards and environmental) and to resolve pending matters within current estimates; (13) the ability to manage changes in applicable tax laws and regulations; (14) the ability to successfully manage our portfolio optimization strategy, including achieving and maintaining our intended tax treatment of the related transactions, and our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; (15) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled or experienced employees may be limited; and (16) the ability to manage the uncertain implications of the United Kingdom’s withdrawal from the European Union. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2017 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.pginvestor.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.